                                                                   Exhibit 10.33

                           STOCK PURCHASE AGREEMENT


THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of February 27, 2001, by and between ViroPharma Incorporated ("ViroPharma"), a Delaware corporation with its principal place of business at 405 Eagleview Boulevard, Exton, PA 19341, and Sanofi-Synthelabo ("SaSy"), a French corporation with its principal place of business at 174 Avenue de France, 75635 PARIS, Cedex 13, France.

                                   RECITALS

          WHEREAS, ViroPharma and Sanofi, the predecessor-in-interest to SaSy, have entered into that certain Agreement dated December 22, 1995, as amended on February 21, 1997 (the "Original License Agreement"); and

          WHEREAS, by operation of law, Licensor assumed Sanofi's rights and obligations under the Original License Agreement on May 18, 1999; and

          WHEREAS, SaSy and ViroPharma are concurrently amending and restating the Original License Agreement by the execution and delivery of a First Amended and Restated Agreement of even date herewith (as amend and restated, the "License Agreement"); and

          WHEREAS, in connection with the amendment and restatement of the License Agreement, and with respect to the transfer of the patent rights under such agreement, ViroPharma desires to issue to SaSy, and SaSy desires to acquire from ViroPharma, 750,000 shares of the common stock of ViroPharma, par value $0.002 per share, on the terms and subject to the conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, ViroPharma and SaSy, intending to be legally bound, do hereby agree as follows:

          1.   Definitions.  Unless otherwise indicated, the capitalized terms
               -----------
used herein shall have the meanings ascribed to them below:

               1.1  "Affiliate" means, with respect to each Party hereto, any
                     ---------
entity or other Person that Controls, is Controlled by or is under common Control with such Party.

               1.2  "Closing" has the meaning ascribed to it in Section 3.1
                     -------
hereof.

               1.3  "Closing Date" means the day on which the transaction that
                     ------------
is the subject of such Closing is consummated.

               1.4  "Common Stock" means the common stock of ViroPharma, par
                     ------------
value $0.002 per share.

               1.5   "Control" means (i) the direct or indirect ownership of at
                      -------
least fifty percent (50%) of the voting stock, capital or equity, or at least a fifty percent (50%) interest in the income of an entity, or (ii) the ability to direct the management of an entity.

               1.6   "Exchange Act" means the Securities Exchange Act of 1934,
                      ------------
as amended, and the rules and regulations promulgated thereunder.

               1.7   "Excluded Registration Statements" means (a) Registration
                      --------------------------------
Statements of Form S-8 (or any successor or similar form) relating to employee benefit plans, (b) Registration Statements on Form S-4 (or any successor or similar form) relating to corporate reorganizations or other transactions under Rule 145 of the Securities Act, or (c) demand Registration Statements covering shares of ViroPharma's capital stock issued pursuant to that certain Investment Agreement (the "Perseus Shares") dated May 5, 1999 between ViroPharma and Perseus-Soros BioPharmaceutical Fund, LP (the "Perseus Agreement"), and any Common Stock issued upon conversion of the Perseus Shares or upon exercise of warrants issued pursuant to the Perseus Agreement.

               1.8   "GAAP" means generally accepted accounting principles in
                      ----
the United States.

               1.9   "Holder" means each person owning of record Registrable
                      ------
Securities that have not been sold to the public.

               1.10  "Nasdaq" means the Nasdaq Stock Market, Inc.
                      ------

               1.11  "Party" means a party to this Agreement.
                      -----

               1.12  "Person" means any individual, firm, corporation,
                      ------
partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

               1.13  "Register," "Registered," and "Registration" refer to a
                      --------    ----------        ------------
registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document by the SEC.

               1.14  "Registrable Securities" means (a) the Shares; and (b) any
                      ----------------------
shares of Common Stock of ViroPharma or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares by way of stock dividend, stock split or in connection with a combination of shares, recapitalization or other reorganization or otherwise. Notwithstanding the foregoing, as to any particular Shares or other securities described above, once issued they shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such

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registration statement, (b) they shall have been distributed pursuant to Rule
144 (or any successor provision) under the Securities Act, or (c) they shall have been otherwise transferred in a private transaction in which the rights under this Section 8 have not been assigned.

               1.15  "Registration Expenses" means all expenses incurred by
                      ---------------------
ViroPharma in complying with Section 8.1 hereof, including, without limitation, registration and filing fees, printing and reproduction expenses, fees and disbursement of counsel for ViroPharma, blue sky fees and expenses, messenger and delivery expenses, the expenses of any special audits or "comfort letters" incident to or required by any such registration and any fees and disbursements of underwriters customarily paid by issuers or seller of securities, but excluding Selling Expenses.

               1.16  "Registration Statement" means a Registration Statement
                      ----------------------
filed pursuant to the Securities Act.

               1.17  "Rights Agreement" means that certain Rights Agreement
                      ----------------
dated September 10, 1998 between ViroPharma and StockTrans, Inc.

               1.18  "SEC" means the U.S. Securities and Exchange Commission.
                      ---

               1.19   "Securities Act" means the Securities Act of 1933, as
                       --------------
amended, and the rules and regulations promulgated thereunder.

               1.20  "Selling Expenses" shall mean all underwriting discounts
                      ----------------
and selling commissions applicable to the sale, and all fees and expenses of counsel exclusively for SaSy, if any.

               1.21  "Shares" means the 750,000 shares of Common Stock to be
                      ------
acquired by SaSy.

               1.22  "Third Party(ies)" means any Person(s) other than SaSy,
                      ----------------
ViroPharma or their respective Affiliates.

          2.   Issuance of the Shares.  At the Closing, and in order to induce
               ----------------------
SaSy to enter into the License Agreement (such consideration deemed to be in excess of the aggregate par value of the Shares), ViroPharma will issue to SaSy (and SaSy will thereby acquire from ViroPharma) 750,000 shares of Common Stock (the "Shares"). The parties agree that the Shares are being delivered with respect to the transfer of the patent rights in the License Agreement.

          3.   Closing.
               -------

               3.1   Closing. The completion of the aforesaid transaction (the
                     -------
"Closing") shall be concurrent with the execution and delivery of this Agreement and the License Agreement and shall take place at the offices Sanofi-Synthelabo Inc., 90 Park Avenue, New York, NY 10016.

               3.2   Delivery.  At the Closing, ViroPharma will deliver to SaSy
                     --------
a stock certificate, in the name of SaSy, representing the Shares purchased at the Closing, dated as of the

Closing Date and concurrent with the execution and delivery of this Agreement and the License Agreement.

          4.   Capitalization and Litigation. ViroPharma hereby represents and
               -----------------------------
warrants to SaSy as follows:

               4.1  Capitalization.  The authorized capital stock of ViroPharma
                    ---------------
consists of (a) 100,000,000 shares of Common Stock, of which (i) 15,450,349 shares were issued and outstanding as of December 31, 2000, (ii) up to 2,600,000 shares have been reserved for issuance upon conversion of the Series A Stock (defined below); (iii) up to 690,000 shares have been reserved for issuance upon exercise of outstanding common stock warrants, (iv) 2,750,000 shares have been reserved for issuance under ViroPharma's Stock Option Plan; and (v) 1,649,107 shares have been reserved for issuance upon exercise of outstanding 6% convertible subordinated notes; (b) 5,000,000 shares of preferred stock, of which (i) 2,300,000 shares have been designated as the Series A Convertible Participating Preferred Stock, par value $.001 per shares (the "Series A Stock"), and were outstanding as of December 31, 2000, and (ii) 200,000 shares have been designated the Series A Junior Participating Preferred Shares, par value $.01 per share, and have been reserved for issuance pursuant to the Rights Agreement. All issued and outstanding shares of ViroPharma's capital stock have been duly authorized and validly issued, and are fully paid and nonassessable.

               4.2  Litigation.  There is no action, arbitration, suit, legal or
                    ----------
administrative proceeding nor, to the best of its knowledge, any investigation, pending or currently threatened against ViroPharma that questions the validity of this Agreement or the issuance of the Common Stock contemplated hereby, nor to best of its knowledge, is there any basis therefor. There is no other action, arbitration, suit, legal or administrative proceeding nor, to the best of its knowledge, any investigation pending or currently threatened against ViroPharma that might result in any material adverse change in the business, assets, operations or financial condition of ViroPharma.

          5.   Additional Representations And Warranties Of ViroPharma.
               -------------------------------------------------------
ViroPharma hereby further represents and warrants to SaSy as follows:

               5.1   Organization and Good Standing.  ViroPharma is a
                     ------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. ViroPharma is duly qualified to transact business and is in good standing in each jurisdiction in which its failure to so qualify would have a material adverse effect on its business, assets, operations or financial condition.

               5.2  Authorization.  All corporate action on the part of
                    -------------
ViroPharma, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the License Agreement and the authorization and issuance of the Shares to SaSy have been taken. ViroPharma has the requisite corporate power to enter into this Agreement, to issue the Shares and to carry out and perform its obligations under the terms of this Agreement. This Agreement has been duly authorized, executed and delivered by ViroPharma and, upon due execution and delivery by SaSy, this Agreement will be a valid and binding agreement of

ViroPharma, enforceable against ViroPharma in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles.

               5.3  No Conflict With Other Instruments.  The execution, delivery
                    ----------------------------------
and performance of this Agreement will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (a) any provision of ViroPharma's Amended and Restated Certificate of Incorporation or Bylaws as in effect on the date hereof;
(b) any provision of any judgment, decree or order to which ViroPharma is a party or by which it is bound or (c) any contract agreement or instrument to which ViroPharma is a party or by which ViroPharma is bound.

               5.4  Disclosure Documents.  (a) ViroPharma has registered its
                    ---------------------
Common Stock as a class pursuant to Section 12 of the Exchange Act, and ViroPharma's Common Stock is quoted on the Nasdaq National Market of the Nasdaq Stock Market. ViroPharma has filed all Exchange Act reports that it is required to file for a period of 12 months immediately preceding the Closing (the "One-Year Period"). ViroPharma's filings with the SEC during the One-Year Period complied, as of their respective effective dates, as to form with all applicable requirements of the Securities Act and the Exchange Act. None of such filings, including, without limitation, any exhibits, financial statements or schedules included therein, at the time filed, or in the case of registration statements, at their respective filing dates, contained any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; (b) The audited financial statements of ViroPharma included in such SEC filings comply in all material respects with the published rules and regulations of the SEC with respect thereto, and such audited financial statements (i) were prepared from the books and records of ViroPharma, (ii) were prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the notes or schedules thereto) and (iii) present fairly the financial position of ViroPharma as of the dates thereof and the results of operations and cash flows for the periods then ended. The unaudited financial statements included in such SEC filings comply in all material respects with the published rules and regulations of the SEC with respect thereto; and such unaudited financial statements (i) were prepared from the books and records of ViroPharma, (ii) were prepared in accordance with GAAP, except as otherwise permitted under the Exchange Act and the rules and regulations thereunder, on a consistent basis (except as may be indicated therein or in the notes or schedules thereto) and (iii) present fairly the financial position of ViroPharma as of the dates thereof and the results of operations and cash flows (or changes in financial condition) for the periods then ended, subject to normal year-end adjustments and any other adjustments described therein or in the notes or schedules thereto

               5.5   Valid Issuance Of Shares.  The Shares, when issued and
                     ------------------------
delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly authorized and issued, fully paid and nonassessable and, based in part upon the representations of SaSy in Section 6.3 of this agreement, will be issued in compliance with all applicable federal and state securities laws.

               5.6   Governmental Consents.  No consent, approval, order or
                     ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of ViroPharma is required in connection with the consummation of the transactions contemplated by this Agreement, except for post-closing notices required or permitted to be filed by ViroPharma with the SEC pursuant to Regulations D or S of the Securities Act, with the Nasdaq Stock Market or with certain state securities commissions pursuant to state securities laws, which notices will be filed by ViroPharma on a timely basis.

               5.7   No Brokers.  No broker, finder or investment banker is
                     ----------
entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by ViroPharma.

               5.8   No Default.  Except as disclosed in ViroPharma's filings
                     ----------
with the SEC, ViroPharma is not in default in the performance of or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed or trust or other material agreement or instrument to which it is a party or by which it or its property may be bound and which is filed as an exhibit to ViroPharma's Exchange Act reports, except for defaults that have not had and would not reasonably be expected to have, individual or in the aggregate, a material adverse effect on its business, assets, operations or financial condition.

               5.9   Subsequent Events Undisclosed Liabilities. Since September
                     -----------------------------------------
30, 2000, ViroPharma has not incurred any liability or obligation, contingent or otherwise, that taken as a whole, is material in the aggregate to ViroPharma, except (i) in the ordinary course of business consistent with past practices, or
(ii) as reflected in or reserved against in the balance sheet of ViroPharma as of September 30, 2000. Since September 30, 2000, ViroPharma has conducted its business in the ordinary course of business consistent with the practices, and there has not been any material adverse change in its business, assets, operations or financial condition and there is no condition existing that could reasonably be expected to result in such change.

               5.10  Compliance with Laws and Court Orders.  ViroPharma is not
                     -------------------------------------
in violation of any applicable law, rule, regulation, judgment, injunction, order or decree except for violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on its business, assets, operation or financial condition.

               5.11  Insurance.  ViroPharma has in full force and effect
                     ---------
products liability, fire and casualty insurance policies, with extended coverage, in amounts and subject to terms and conditions customary for companies similarly situated.

               5.12  Environmental and Safety Laws.  ViroPharma is not in
                     -----------------------------
violation of any applicable statute, law or regulation relating to the environment or occupational health and safety except for violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on its business, assets, operation or financial condition, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation, except for expenditures that may be required in respect of certain air handling units and related equipment.

          6.   Representations And Warranties Of SaSy.  SaSy hereby represents
               --------------------------------------
and warrants to ViroPharma as follows:

               6.1  Legal Power.  SaSy has the requisite corporate power to
                    -----------
enter into this agreement, to carry out and perform its obligations under the terms of this Agreement and, to acquire the Shares.

               6.2  Due Execution.  This Agreement has been duly authorized,
                    -------------
executed and delivered by SaSy, and, upon due execution and delivery by ViroPharma, this Agreement will be a valid and binding agreement of SaSy, enforceable against SaSy in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles.

               6.3  Investment Representations.  In connection with the offer,
                    --------------------------
issuance and acquisition of the Shares, SaSy makes the following representations:

                    (a) SaSy is acquiring the Shares for its own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

                    (b)  SaSy understands that:

                         (i)  the Shares have not been registered under the
Securities Act by reason of a specific exemption therefrom, such securities may not be sold by SaSy without registration under the Securities Act or the availability of an exemption therefrom, and SaSy must, therefore, bear the economic risk of such investment for an indefinite period of time, ;

                         (ii) each certificate representing such Shares will be
endorsed with the following legend:


     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE TRANSFERRED OR RESOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN EXEMPTION THEREFROM."; and

                         (iii)  ViroPharma will instruct its transfer agent not
to register the transfer of the Shares (or any portion thereof) unless the conditions specified in the foregoing legend are satisfied.

                    (c) SaSy has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares to be purchased hereunder.

                    (d) SaSy is an "accredited investor" as such term is defined in Rule 501(a) of the rules and regulations promulgated under the Securities Act.

          7.   Condition To Closing.  ViroPharma's obligation to issue the
               --------------------
Shares to SaSy, and SaSy's obligation to acquire the Shares from ViroPharma, at the Closing is subject to the concurrent execution and delivery of the License Agreement by the Parties.

          8.   Registration Rights.
               -------------------

               8.1  Piggyback Registrations. ViroPharma shall notify all Holders
                    -----------------------
of Registrable Securities in writing at least twenty (20) days prior to the filing of any Registration Statement (the "Registration Notice"), other than an Excluded Registration Statement, under the Securities Act for purposes of a public offering of Common Stock of ViroPharma (including, but not limited to, Registration Statements relating to secondary offerings of Common Stock of ViroPharma), and will afford each such Holder an opportunity to include in such Registration Statement (other than an Excluded Registration Statement) all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such Registration Statement all or any part of the Registrable Securities held by it shall, within ten (10) days after receiving the Registration Notice from ViroPharma, so notify ViroPharma in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder does not elect to include all of its Registrable Securities in any Registration Statement thereafter filed by ViroPharma, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Registration Statement or Registration Statements as may be filed by ViroPharma with respect to offerings of its securities (other than an Excluded Registration Statement), all upon the terms and conditions set forth herein.

                    (a)  Underwriting.  If the Registration Statement under
                         ------------
which ViroPharma gives notice under this Section 8.1 is for an underwritten offering, ViroPharma shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 8.1. shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form, reasonably acceptable to such Holder, with the underwriter or underwriters selected for such underwriting by ViroPharma, including the indemnification provisions thereof. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the total number of shares to be underwritten, the number of shares that may be included in the underwriting by the Holders may be reduced in the manner contemplated by that certain Investors' Rights Agreement dated as of May 30, 1996 among ViroPharma and the other signatories thereto (the "Investors' Rights Agreement"); provided that, in connection with such underwritten offering and upon the request of the Holders, ViroPharma shall use its reasonable efforts to acquire waivers of the rights granted under Section 1.6 of the Investors' Rights Agreement to the Key Employees and Founders (as each is defined in the Investors' Rights Agreement) to the extent that the absence of such waivers would adversely effect the ability of the Holders to include their shares of Registrable Securities in such underwriting.

                    (b)  Right To Terminate Registration.  ViroPharma shall have
                         -------------------------------
the right to terminate or withdraw any registration initiated by it under this
Section 8.1 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration, provided that any such termination or withdrawal shall not relieve ViroPharma of its obligation to pay for the Registration Expenses incurred and shall be without prejudice to the Holder's rights under this Section 8 to include such securities in a future Registration Statement.

               8.2  Expenses Of Registration.  Except as specifically provided
                    ------------------------
herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 8.1 shall be borne by ViroPharma, and Selling Expenses incurred in connection with any registration hereunder shall be borne by the Holders of the securities so registered pro rata on the basis of the number of securities so registered.

               8.3  Obligations Of ViroPharma.  The obligations of ViroPharma to
                    -------------------------
effect the registration of any Registrable Securities pursuant to this Section 8 shall at all times be subject to the restrictions set forth in Section 9.1. Whenever required to effect such a registration, ViroPharma shall, as expeditiously as reasonably possible:

                    (a) Prepare and file with the SEC the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its reasonable efforts to cause such registration statement to become and remain effective for a period of time sufficient to permit distribution of the Registrable Securities as provided in such Registration Statement.

                    (b) Prepare and file with the SEC such amendments, post-effective amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

                    (c) Furnish to each Holder of Registrable Securities covered by such Registration Statement and each underwriter, if any, of the securities being sold by such Holder such number of conformed copies of such Registration Statement and of each amendment and supplement thereto (in each case including all exhibits to such Registration Statement), such number of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any prospectus filed pursuant to Rule 424 under the Securities Act and such other documents, as such Holder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Holder (it being understood that ViroPharma consents to the use of the prospectus and any amendments or supplement thereto by each Holder of Registrable Securities covered by the Registration Statement and the underwriter or underwriters, if any, in connection with the offering and sale of Registrable Securities covered by the prospectus or any amendment or supplement thereto).


          (d) Use its reasonable efforts to register or qualify all Registrable Securities under the securities laws or blue sky laws of the jurisdictions as any Holder thereof and any underwriter of the securities being sold by such Holder shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such Holder and underwriter to consummate the disposition in such jurisdictions of the securities owned by such Holder, except that ViroPharma shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this subsection (d), be obligated to be so qualified, or to consent to general service of process in any such jurisdiction.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement. In addition, ViroPharma shall, upon the request of the managing underwriter, make available ViroPharma management to participate in customary selling efforts or "road shows," as appropriate.

          (f) ViroPharma will notify each Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon ViroPharma's discovery that, or upon the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of such Holder promptly prepare and furnish to such Holder and each underwriter, in any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) Furnish, at the request of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale: (i) an opinion, dated as of such date, of the counsel representing ViroPharma for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) a letter dated as of such date, from the independent certified public accountants of ViroPharma, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

               (h) ViroPharma will cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange or traded or quoted on each market on which the same class of securities issued by ViroPharma are then listed, traded or quoted.

               (i) ViroPharma will provide a transfer agent and a CUSIP number for all Registrable Securities no later than the effective date of such Registration Statement.

          8.4  Termination Of Registration Rights.  Registration rights with
               ----------------------------------
respect to any Registrable Securities granted to a Holder under this Section 8 shall terminate and be of no further force and effect upon the date on which SaSy owns less than three percent (3%) of ViroPharma's outstanding Common Stock. This Section 8 and the registration rights granted hereunder in respect of the Shares shall terminate in their entirety seven (7) years from the Closing Date.

          8.5  Delay Of Registration; Furnishing Information.
               ---------------------------------------------

               (a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 8.

               (b) It shall be a condition precedent to the obligations of ViroPharma to take any action pursuant to Section 8.1 that the selling Holders shall furnish to ViroPharma such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be legally required under the Securities Act to effect the registration of their Registrable Securities.

          8.6  Indemnification; Contribution
               -----------------------------

               (a) ViroPharma shall indemnify and hold harmless each Holder (including the officers and directors of SaSy) from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if ViroPharma shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information concerning such Holder furnished in writing to ViroPharma by such Holder expressly for use in such Registration Statement.

               (b) Each Holder shall indemnify and hold harmless ViroPharma, any underwriter retained by ViroPharma and their respective directors, officers, employees and each Person who controls ViroPharma or such underwriter (within the meaning of the Securities Act and the Exchange Act) from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if ViroPharma shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with any information concerning such Holder furnished in writing to ViroPharma by such Holder specifically for use in the preparation of such Registration Statement or prospectus; provided, however, that the total amount to be indemnified by such
            --------  -------
Holder pursuant to this Section 8.6(b) shall be limited to the net proceeds received by the Holders in the offering to which the Registration Statement or prospectus relates.

               (c) Each Person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so to notify the Indemnifying Party shall
--------  -------
not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder unless, and only to the extent that, such failure results in the Indemnifying Party's forfeiture of substantive rights or defenses. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party in its reasonable judgment or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party. In either of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent (other than in the case where the Indemnified Party is unconditionally released from liability and its rights are not adversely effected), which consent shall not be unreasonably withheld.

               (d) If the indemnification provided for in this Section 8.6 from the Indemnifying Party pursuant to applicable law is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 8.6(a), (b) and (c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8.6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person.

          8.7  Assignment Of Registration Rights.  The rights to cause
               ---------------------------------
ViroPharma to register Registrable Securities pursuant to this Section 8 may only be assigned by SaSy to a transferee or assignee of Registrable Securities that is an Affiliate or a successor (by operation of law or otherwise) to substantially all the business or assets of SaSy; provided, however (i) SaSy shall, within ten (10) days after such transfer, furnish to ViroPharma written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, and (ii) such transferee shall agree to be subject to all restrictions with respect to the Shares set forth in this Agreement.

          8.8  "Market Stand-Off" Agreement.  If requested by ViroPharma or the
                ---------------------------
representative of the underwriters of Common Stock (or other securities) of ViroPharma, each Holder shall agree not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of ViroPharma held by such Holder (other than those included in the registration, if any) for a period commencing on the date that such Holder receives the Registration Notice (but in no case earlier than 30 days prior to the date of the filing of the applicable Registration Statement) and continuing for the period specified by the representative of the underwriters not to exceed ninety (90) days following the effective date of a Registration Statement of ViroPharma filed under the Securities Act, provided that all executive officers and directors of ViroPharma enter into similar agreements. Notwithstanding the foregoing, SaSy shall have no obligations under this Section 8.8: (a) in respect of a private placement by SaSy of any Common Stock (or other securities) of ViroPharma to the extent that such private placement occurs prior to the filing of the applicable Registration Statement, and (b) from and after the date that SaSy's registration rights granted hereunder have terminated in their entirety and (c) during any period that SaSy owns less than three percent (3%) of ViroPharma's outstanding Common Stock.

     9.   Covenants
          ---------

          9.1  Covenant Of SaSy.  SaSy hereby covenants and agrees that it shall
               ----------------
not exercise the registration rights described in Section 8 during the two (2) year period following the date of this Agreement.

          9.2  Covenant Of ViroPharma.  ViroPharma hereby covenants and agrees
               ----------------------
as follows; (a) It shall take all necessary and appropriate actions to ensure that it shall have available under its Amended and Restated Certificate of Incorporation as in effect on the Closing Date sufficient authorized but unissued shares of its Common Stock to issue to SaSy all of the Shares; and (b) for the two year period commencing on the date of this Agreement, ViroPharma will file reports in compliance with the Exchange Act, will comply with all rules and regulations of the SEC applicable in connection with the use of Rule 144 promulgated under the Securities Act and take such other actions and furnish SaSy with such other information as SaSy may request in order to avail SaSy of such rule or any other rule or regulation of the SEC allowing SaSy to sell any Shares without registration, and will, at its own expense, upon the request of SaSy, deliver to SaSy a certificate, signed by ViroPharma's principal financial officer, stating (i) ViroPharma's name, address and telephone number (including area code), (ii) ViroPharma's Internal Revenue Service identification number,
(iii) ViroPharma's Commission file number, (iv) the number of shares of each class of stock outstanding as shown by the most recent report of statement published by ViroPharma, and (v) whether ViroPharma has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time ViroPharma is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, ViroPharma at its expense will, upon the written request of SaSy, make available adequate current public information with respect to ViroPharma within the meaning of paragraph (c)(2) of Rule 144.

          9.3  Notice of Market Sale.  SaSy shall provide ViroPharma with a
               ---------------------
notice of its intent to sell the Shares pursuant to Rule 144 thirty (30) days prior to completing such a sale in order to provide ViroPharma an opportunity arrange an orderly disposition of the Shares. At any point during such thirty
(30) day period, ViroPharma may terminate the remainder of such period and notify SaSy that SaSy may sell the Shares pursuant to Rule 144. Notwithstanding the foregoing, SaSy shall have no obligations under this Section 8.3 in respect of a private placement by SaSy of the Shares.

          9.4  Market Stand-Still.  Each Party agrees that for a period of
               ------------------
twenty-four (24) months from the date of this Agreement, neither it, nor any of its Affiliates (other than a party's institutional investors) will, without the prior written consent of the other party or its board of directors:

               (a) acquire, commence a tender offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities or direct or indirect rights to acquire any voting securities (other than the Shares) of the other party or any subsidiary thereof or of any successor to or person in Control of the other party, or any assets of the other party or any subsidiary or division thereof or of any such successor or Controlling person;

               (b) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" to vote (as such terms are used in the rules of the Securities and Exchange Commission), or seek to advise or influence any person or entity with respect to the voting of any voting securities of the other party;

               (c) make any public announcement with respect to, or submit a proposal for or offer of (with or without conditions) any extraordinary transaction involving the other party or any of its securities or assets; or

               (d) form, join or in any way participate in a "group" as defined in Section 13(d)(3) of the Exchange Act, in connection with any of the foregoing.

               (e) Notwithstanding the foregoing, it is expressly understood that none of the provisions of this Section 9.4 are intended to, nor shall they, prohibit or restrict SaSy from selling or otherwise disposing of the Shares.

     10.  Miscellaneous.
          -------------

          10.1 Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the Delaware, without regard to the choice of law provisions thereof, and the federal laws of the United States.

          10.2 Public Statements.  Any statement to the public regarding this
               -----------------
Agreement and the License Agreement shall be approved in advance by ViroPharma and SaSy, except as otherwise required by law. SaSy acknowledges that ViroPharma shall file this Agreement with the SEC.

          10.3 Successors And Assigns.  Except as otherwise expressly provided
               ----------------------
herein, neither Party may assign this Agreement without the prior written consent of the other Party, provided that SaSy may assign any and all of its rights and interest under this Agreement and/or in the Shares to one or more of its Affiliates, subject to such Affiliates assuming all of SaSy's obligations hereunder, and further provided that nothing in the Section 9.3 shall prevent the merger or consolidation of a Party with or into another Person or the sale of all or substantially all of the assets of a Party to another Person, and in such event, such Party may assign its rights and obligations under this Agreement in whole or in part to such Party's transferee or successor in interest without the prior written consent of the other Party. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

          10.4 Entire Agreement.  This Agreement and the License Agreement and
               ----------------
the schedule thereto constitute the full and entire understanding and agreement among the Parties with regard to the subjects hereof and no Party shall be liable or bound to any other Party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any Party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

          10.5  Separability.  In the event any provision of this Agreement
                ------------
shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the Parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          10.6  Amendment And Waiver.  Except as otherwise provided herein, any
                --------------------
term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of ViroPharma and SaSy. Any amendment or waiver effected in accordance with this Section shall be binding upon any holder of any securities purchased under this Agreement (including securities into which such securities have been converted), each future holder of all such securities, and ViroPharma.

          10.7  Notices. All notices, requests, or other communications given
                -------
hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand; (ii) mailed by registered or certified mail; (iii) sent by air courier; or (iv) sent by cable, telex or facsimile, followed within twenty-four (24) hours by notification pursuant to (i), (ii) or (iii) above, in each case to the address set forth below or to such other address as a Party may specify for itself by written notice given as aforesaid.


     If to SaSy:      Sanofi-Synthelabo
                      174 Avenue de France - 75013 PARIS
                      Cedex 13, France
                      FAX: 33-1-5377-4085
                      Attention:  Senior Vice President and General Counsel

If to ViroPharma:     ViroPharma Incorporated
                      405 Eagleview Boulevard
                      Exton, PA 19341
                      FAX:  610-458-7380
                      Attention: Chief Financial Officer

     with a copy to:  ViroPharma Incorporated
                      405 Eagleview Boulevard
                      Exton, PA 19341
                      FAX:  610-458-7380
                      Attention: General Counsel

          10.8  Fees And Expenses.  ViroPharma and SaSy shall each bear its
                -----------------
own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

          10.9  Titles And Subtitles.  The titles of the Sections and
                --------------------
subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          10.10 Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

          10.11 Taxes. Taxes required to be paid or withheld on payments made
                -----
hereunder shall be deducted from any amount otherwise due, or, if such taxes are paid by Licensee, Licensor shall reimburse Licensor for the taxes and related amounts, provided that receipts acknowledging payment thereon shall be submitted to the Licensor promptly whenever taxes are so paid or deducted.

     IN WITNESS WHEREOF, this Agreement is hereby executed as of the date first above written.



                         VIROPHARMA INCORPORATED



                         By: /s/  Michel de Rosen
                            -------------------------------------
                            Name:  Michel de Rosen
                            Title: President and CEO


                         SANOFI-SYNTHELABO


                         By: /s/ Jean-Pierre Kerjouan
                            -------------------------------------
                            Name:  Jean-Pierre Kerjouan
                            Title: Senior Vice President and
                                   General Counsel


                         By: /s/ Jean-Claude Leroy
                            -------------------------------------
                            Name:  Jean-Claude Leroy
                            Title: Senior Vice President Strategy
                                   And Business Development